SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

--------------------------------------------------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

    Date of report (Date of earliest event reported): December 2, 2004

                          -----------------------------

                           Orleans Homebuilders, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   1-6830                 59-0874323
------------------------------   ---------------     ----------------------
(State or Other Jurisdiction      (Commission           (IRS Employer
     of Incorporation)            File Number)         Identification No.)


One Greenwood Square, Suite 101
3333 Street Road, Bensalem, PA                               19020
-----------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (215) 245-7500

                    --------------------------------


                                 Not Applicable
----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        --------------------------------

ITEM 1.01 Entry into a Material Definitive Agreement.

         On December 2, 2004, the Company's stockholders approved the Company's 2004 Omnibus Stock Incentive Plan at the Company's Annual Meeting of Stockholders. Employees of the Company and its affiliates, members of the Company's Board of Directors and members of the Boards of Directors (or similar governing bodies) of the Company's affiliates, and consultants and advisors to the Company or any affiliate who render bona fide services to the Company unrelated to the offer or sale of securities, are eligible to participate in the Plan. The Plan functions as an amendment and restatement of all of the Company's prior stock option and award plans, other than the Orleans Homebuilders, Inc. Stock Award Plan.

         Under the Plan, the Company may award shares of the Company's common stock, options to acquire shares of common stock or stock appreciation rights
(SARs). The maximum number of shares that may be subject to grants under the Plan (including grants of stock appreciation rights), is 50,000 shares. The number of available shares may be adjusted in the event that the outstanding shares of the Company's common stock are changed by reason of a reorganization, merger, consolidation, recapitalization, stock split, combination or exchange of shares and the like (but not including the issuance of common stock on the conversion of other securities of the Company which are convertible into common stock) or dividends payable in shares.

         The Company has broad discretion in making grants under the Plan and may make grants subject to such terms and conditions as determined by the Board of Directors of the Company or the committee appointed by the Board of Directors to administer the Plan. No grants may be made under the Plan after August 26, 2014. The exercise price of any incentive stock options granted will be at least 100% of the fair market value of a share of the Company's common stock on the date of grant. The exercise price of non-qualified stock options will be the fair market value of a share of the Company's common stock on the date of grant, unless otherwise specified in the applicable grant document. SARs may be granted in conjunction with an option or may be granted on a stand-alone basis. Stock awards under the Plan will be subject to the terms and conditions, including any applicable purchase price and any provisions pursuant to which the stock may be forfeited, set forth in the document making the award.

         The Company has granted an executive officer an option to acquire 20,000 shares of common stock and a non-executive officer an option to acquire 7,500 shares of common stock. The options vest in four equal annual installments starting in June, 2005, and have an exercise price of $21.60 per share, the fair market value on the date of grant, and expire in 2014. The 2004 Omnibus Stock Incentive Plan and form of option award are attached hereto as Exhibit 10.1 under Item 9.01.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

       (c)      Exhibits

       The following exhibit is furnished with this Current Report on Form 8-K:

       Exhibit
         No.       Description
       -------     -----------
        10.1       2004 Omnibus Stock Incentive Plan and form of option grant.




                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ORLEANS HOMEBUILDERS, INC.


Dated: December 6, 2004                       By: Joseph A. Santangelo
                                              -------------------------
                                              Joseph A. Santangelo
                                              Chief Financial Officer

                                  EXHIBIT INDEX

The following exhibit is filed as part of this Current Report on Form 8-K:
--------------------------------------------------------------------------

Exhibit
 No.                   Item
--------               ----

10.1* 2004 Omnibus Stock Incentive Plan and form of option grant.








* Filed electronically herewith.